UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 4173

John Hancock Investors Trust
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer

601 Congress Street
Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2015

ITEM 1. REPORT TO SHAREHOLDERS.

John Hancock

Investors Trust

Ticker: JHI Semiannual report 4/30/15

A message to shareholders

Dear fellow shareholder,

U.S. economic growth continued, despite recent weakness caused largely by the harsh winter weather. The market expansion that began in 2009 so far remains intact. Positive economic and business news has translated into good news for U.S. investors, with continued solid results for a range of U.S. equity indexes in recent months. Many fixed-income indexes have also seen positive returns in this environment.

Outside of the United States, economies are struggling to replicate the kind of success we have enjoyed at home. Central banks across Europe and Asia have announced dramatic monetary policy measures to promote economic activity—similar to the monetary policy activity of the U.S. Federal Reserve in recent years. As was the case in the United States beginning in 2009, many international markets have rallied in advance of sustained economic progress. China's stock market in particular has delivered extraordinary gains. In fact, our network of asset managers and research firms believes that government and central bank stimulus may prove to be the biggest driver of international market returns in 2015.

While maintaining adequate portfolio diversification is vital in any market environment, we believe it is especially important today given the unprecedented central bank interventions of the past few years and the very real geopolitical risk around the world. The uncertainty of today's global financial markets is one of the reasons we at John Hancock Investments believe it is important for long-term portfolios to have exposure to a diverse range of investments. Now may be a good time to discuss the resilience of your portfolio with your financial advisor.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of April 30, 2015. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Investors Trust

Table of contents

2	Your fund at a glance
4	Discussion of fund performance
8	Fund's investments
20	Financial statements
24	Financial highlights
25	Notes to financial statements
33	Additional information
34	Shareholder meeting
35	More information

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to generate income for distribution to its shareholders, with capital appreciation as a secondary objective.

AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/15 (%)

The Barclays U.S. Government/Credit Bond Index is an unmanaged index of U.S. government bonds, U.S. corporate bonds, and Yankee bonds.

It is not possible to invest directly in an index.

The fund's most recent performance and current annualized distribution rate can be found at www.jhinvestments.com.

The performance data contained within this material represents past performance, which does not guarantee future results.

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

High-yield and emerging-market bonds underperformed investment-grade bonds

The sharp downturn in oil prices disrupted the financial markets in late 2014, pressuring the performance of high-yield bonds and emerging-market debt.

Emphasis on higher-yielding securities detracted

The fund held substantial weightings in the credit-sensitive asset classes, which detracted from performance during the six-month period.

Positioning in investment-grade bonds helped

The fund's positioning in the investment-grade segment added value but was not enough to offset the weaker performance in high yield and the emerging markets.

PORTFOLIO COMPOSITION AS OF 4/30/15 (%)

A note about risks

As is the case with all closed-end funds, shares of this fund may trade at a discount or a premium to the fund's net asset value (NAV). An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested. There is no guarantee prior distribution levels will be maintained, and distributions may include a substantial return of capital, which may increase the potential tax gain or reduce the potential tax loss of a subsequent sale of shares of the fund. Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher-yielding, lower-rated securities include a higher risk of default. An issuer of securities held by the fund may default, have its credit rating downgraded, or otherwise perform poorly, which may affect fund performance. Certain market conditions, including reduced trading volume, heightened volatility, and rising interest rates, may impair liquidity, the ability of the fund to sell securities or close derivative positions at advantageous prices. The fund's use of leverage creates additional risks, including greater volatility of the fund's NAV, market price, and returns. There is no assurance that the fund's leverage strategy will be successful.

Discussion of fund performance

An interview with Portfolio Manager Jeffrey N. Given, CFA, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Jeffrey N. Given, CFA
Portfolio Manager
John Hancock Asset Management

Can you describe the market environment of the past six months?

Investment-grade bonds performed well during the fund's semiannual reporting period, but the more credit-sensitive areas of the market—including high-yield bonds and emerging-market debt—lagged. The primary reason for the shortfall in these areas was the extreme downturn that occurred in November and December. During this time, a sharp decline in the price of oil led to a sell-off in the bonds of companies with energy sector exposure. Coming at a time of low year-end trading volumes, this selling pressure spilled over to the entire high-yield market and led to substantial weakness across the asset class. The emerging markets were also hurt by the downturn in oil, as it muddied the credit outlook for oil-exporting nations.

Market performance stabilized with the onset of the new year, as liquidity conditions returned to normal and the price of oil began a gradual recovery. Investors became more comfortable with the outlook for U.S. Federal Reserve (Fed) policy, as slowing economic growth reduced the likelihood that the Fed would raise rates before autumn. The resulting recovery in the credit-sensitive asset classes enabled them to finish the six-month period with a positive return. Still, high-yield and emerging-market bonds lagged government bonds and investment-grade corporate debt, both of which were supported by the environment of slow growth, low inflation, and expectations of "lower for longer" Fed policy.

What aspects of the fund's positioning helped and hurt relative performance?

The fund delivered a positive return at net asset value but underperformed its comparative index, the Barclays U.S. Government/Credit Bond Index, during the semiannual period.

In managing the portfolio, we emphasize higher-yielding market segments such as high-yield bonds and emerging-market debt, neither of which is represented in the index. The reasoning behind this positioning is twofold. First, we believe the yield advantage of these asset classes can provide a meaningful boost to total return in the current, low-rate environment. At a time in which low bond yields mean that there is lower potential for price appreciation, yield can make a meaningful contribution to total returns. Second, we think these areas of the market—rather than those most sensitive to interest-rate movements—are in the best position to benefit from the backdrop of modest economic expansion.

This strategy worked well during the first half of 2014, as well as in the trailing three- and five-year periods. However, the sell-off in the energy sector in late 2014 weighed on the prices of the fund's investments in bonds issued by companies such as Samson Investment Company, Key Energy Services, Inc., and Permian Holdings, Inc. We sold the position in Key Energy Services during the period. The fund's emerging-market allocation also lagged during this time, pressuring overall performance. Still, our credit analysis showed that the individual issuers to which the fund had exposure remained fundamentally sound. We therefore maintained the fund's substantial allocations to these asset classes, and in some cases we used the sell-off as an opportunity to add modestly to positions where we thought prices had overshot to the downside.

The fund's performance subsequently improved during the January-April period, as the restoration of normal liquidity conditions and the concurrent recovery in investors' risk appetites fueled a rebound in many oversold issues. We believe this validates our long-held view that focusing on the

QUALITY COMPOSITION AS OF 4/30/15 (%)

creditworthiness and fundamentals of individual securities, rather than reacting to short-term market trends, is the optimal way to achieve long-term outperformance. Still, both high-yield and emerging-market bonds finished the period behind the index, so this aspect of our positioning was a net negative for performance over the full period.

The investment-grade portion of the portfolio performed reasonably well, but not to a large enough extent to offset the relative weakness in the higher-yielding asset classes. Still, the fund generated strong performance through our investments in mortgage-backed securities, corporate bonds issued by companies in the healthcare and utilities sectors, and several individual securities that performed particularly well due to company-specific developments. Among these were the bonds of Israel Electric Corp., Ltd. and Continental Resources, Inc.

What are some of the reasons behind the fund's current positioning?

We maintained a steady approach during the period, with the most notable shift being our decision to increase credit quality in the fund's high-yield portfolio. We accomplished this by reducing the fund's weighting in bonds rated CCC and adding to those rated BB and B. While this shift led to a modest reduction in the fund's yield, we believe it was prudent given our view that higher credit quality is called for at this stage of the business cycle. In addition, many companies are issuing debt to finance equity buybacks and acquisitions or to increase their dividends, all of which favor equity investors over bondholders. Believing this was a sign of rising risk in the market, we shifted the fund's positioning accordingly.

At the same time, we made a modest addition to the fund's weighting in emerging-market debt. Believing many investment-grade emerging-market corporate bonds offered attractive yields

COUNTRY COMPOSITION AS OF 4/30/15 (%)

United States	67.0
Mexico	3.8
Netherlands	3.6
Brazil	3.2
Luxembourg	2.7
Ireland	2.5
United Kingdom	2.5
Canada	2.3
Israel	1.3
Cayman Islands	1.0
Other Countries	10.1
Total	100.0
As a percentage of total investments.

relative to similarly rated bonds in the United States, we rotated a portion of the fund's position in U.S. corporates into countries such as Mexico, Brazil, and Turkey, among others. We also believe that investments in emerging-market corporate debt can help improve overall portfolio diversification. We have been less enthusiastic on domestic investment-grade corporate bonds, which we have seen as being more fully valued. As a result, we used this segment of the portfolio as a source of funds to finance purchases in the emerging markets.

We maintained a duration below that of the comparative index throughout the period. As of April 30, 2015, the fund's duration stood at 4.1 years, which compared with 6.2 years for the index. The fund typically has a shorter duration due to its emphasis on higher-yielding securities, which tend to have shorter durations than lower-yield issues.

We continued to focus on using credit research to identify opportunities among individual securities in the higher-yielding segments of the market. Specifically, we strived to purchase the bonds of companies that demonstrated operational improvement and were effectively executing their business plans, but whose debt was also trading at attractive valuations. We believe this research-based approach is appropriate for the current environment.

MANAGED BY

Dennis F. McCafferty, CFA On the fund since 2013 Investing since 1995
John F. Addeo, CFA On the fund since 2012 Investing since 1984
Jeffrey N. Given, CFA On the fund since 2002 Investing since 1993

The views expressed in this report are exclusively those of Jeffrey N. Given, CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Fund's investments

As of 4-30-15 (unaudited)
	Rate (%)	Maturity date	Par value^	Value
Corporate bonds 130.2% (86.1% of Total investments)				$215,473,353
(Cost $216,475,684)
Consumer discretionary 16.0%				26,482,379
Auto components 2.7%
American Axle & Manufacturing, Inc. (Z)	6.250	03-15-21	1,000,000	1,052,500
Lear Corp. (Z)	5.250	01-15-25	2,000,000	2,042,500
The Goodyear Tire & Rubber Company (Z)	7.000	05-15-22	1,200,000	1,314,000
Automobiles 2.1%
FCA US LLC (Z)	8.000	06-15-19	1,900,000	1,990,345
Fiat Chrysler Automobiles NV (S)	5.250	04-15-23	700,000	706,125
General Motors Financial Company, Inc.	3.450	04-10-22	750,000	745,090
Hotels, restaurants and leisure 1.6%
Grupo Posadas SAB de CV (S)(Z)	7.875	11-30-17	600,000	598,500
International Game Technology PLC (S)	6.500	02-15-25	1,525,000	1,479,250
Mohegan Tribal Gaming Authority	9.750	09-01-21	540,000	576,450
Waterford Gaming LLC (H)(S)	8.625	09-15-49	377,791	0
Household durables 1.7%
Argos Merger Sub, Inc. (S)(Z)	7.125	03-15-23	1,285,000	1,349,250
Standard Pacific Corp. (Z)	8.375	05-15-18	140,000	160,825
William Lyon Homes, Inc. (Z)	5.750	04-15-19	1,300,000	1,316,250
Internet and catalog retail 0.6%
QVC, Inc. (Z)	5.950	03-15-43	1,000,000	995,471
Media 6.0%
AMC Entertainment, Inc. (Z)	5.875	02-15-22	960,000	996,000
Cablevision Systems Corp. (Z)	7.750	04-15-18	450,000	505,125
CCO Holdings LLC	5.125	02-15-23	650,000	642,493
Cinemark USA, Inc. (Z)	7.375	06-15-21	365,000	390,550
DIRECTV Holdings LLC (Z)	4.450	04-01-24	355,000	374,810
DISH DBS Corp. (Z)	6.750	06-01-21	425,000	450,003
iHeartCommunications, Inc. (Z)	11.250	03-01-21	500,000	510,000
iHeartCommunications, Inc., PIK	14.000	02-01-21	451,602	362,411
Myriad International Holdings BV (S)(Z)	6.000	07-18-20	440,000	486,200
Numericable Group SA (S)(Z)	6.250	05-15-24	200,000	205,502
Outfront Media Capital LLC (Z)	5.250	02-15-22	900,000	931,500
Outfront Media Capital LLC (Z)	5.625	02-15-24	900,000	937,125
Radio One, Inc. (S)	7.375	04-15-22	945,000	954,450
Sinclair Television Group, Inc.	6.375	11-01-21	830,000	877,725
Time Warner Cable, Inc. (Z)	8.250	04-01-19	375,000	440,434
WMG Acquisition Corp. (S)(Z)	6.000	01-15-21	868,000	891,870
Multiline retail 0.4%
Family Tree Escrow LLC (S)(Z)	5.750	03-01-23	610,000	640,500

8SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Specialty retail 0.9%
Jo-Ann Stores Holdings, Inc., PIK (S)	9.750	10-15-19	500,000	$482,500
L Brands, Inc. (Z)	6.950	03-01-33	990,000	1,076,625
Consumer staples 4.5%				7,424,159
Beverages 1.4%
Corporacion Lindley SA (S)(Z)	4.625	04-12-23	1,000,000	975,000
Cott Beverages, Inc. (S)(Z)	5.375	07-01-22	500,000	481,875
SABMiller Holdings, Inc. (S)(Z)	3.750	01-15-22	750,000	790,826
Food and staples retailing 0.7%
Aramark Services, Inc. (Z)	5.750	03-15-20	170,000	177,650
Office Depot de Mexico SA de CV (S)(Z)	6.875	09-20-20	610,000	655,750
Tops Holding Corp. (Z)	8.875	12-15-17	400,000	420,500
Food products 1.1%
HJ Heinz Company (S)	4.875	02-15-25	1,125,000	1,228,500
Marfrig Holding Europe BV (S)(Z)	8.375	05-09-18	600,000	583,380
Household products 0.8%
Reynolds Group Issuer, Inc. (Z)	5.750	10-15-20	1,205,000	1,259,225
Tobacco 0.5%
Lorillard Tobacco Company (Z)	6.875	05-01-20	720,000	851,453
Energy 14.7%				24,408,773
Energy equipment and services 2.0%
Chaparral Energy, Inc. (Z)	7.625	11-15-22	785,000	618,188
EDC Finance, Ltd. (S)(Z)	4.875	04-17-20	1,000,000	890,000
Nostrum Oil & Gas Finance BV (S)(Z)	6.375	02-14-19	1,000,000	952,500
Permian Holdings, Inc. (S)(Z)	10.500	01-15-18	700,000	399,000
RKI Exploration & Production LLC (S)(Z)	8.500	08-01-21	565,000	559,350
Oil, gas and consumable fuels 12.7%
American Energy-Permian Basin LLC (S)	7.125	11-01-20	500,000	367,500
California Resources Corp.	6.000	11-15-24	522,000	491,333
Chesapeake Energy Corp. (Z)	5.750	03-15-23	940,000	902,400
Clayton Williams Energy, Inc. (Z)	7.750	04-01-19	1,070,000	1,024,525
CNOOC Finance 2012, Ltd. (S)(Z)	5.000	05-02-42	1,000,000	1,082,124
Continental Resources, Inc. (Z)	4.500	04-15-23	1,305,000	1,314,268
EP Energy LLC (Z)	9.375	05-01-20	1,250,000	1,337,500
Freeport-McMoran Oil & Gas LLC (Z)	6.875	02-15-23	1,050,000	1,128,750
Global Partners LP	6.250	07-15-22	790,000	778,150
Indo Energy Finance II BV (S)	6.375	01-24-23	300,000	196,500
KazMunayGas National Company (S)(Z)	4.875	05-07-25	1,435,000	1,355,358
Linn Energy LLC (Z)	6.500	09-15-21	1,320,000	1,075,800
Lukoil International Finance BV (S)(Z)	4.563	04-24-23	1,000,000	890,000
MarkWest Energy Partners LP (Z)	4.875	12-01-24	800,000	827,520
MarkWest Energy Partners LP (Z)	6.500	08-15-21	725,000	761,250

SEE NOTES TO FINANCIAL STATEMENTS9

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Pacific Rubiales Energy Corp. (S)	5.125	03-28-23	705,000	$498,788
Pan American Energy LLC (S)(Z)	7.875	05-07-21	1,100,000	1,149,500
Petrobras Global Finance BV	3.500	02-06-17	1,000,000	987,500
Petroleos Mexicanos	5.500	01-21-21	755,000	828,613
Rex Energy Corp. (S)	6.250	08-01-22	630,000	478,800
Samson Investment Company (Z)	9.750	02-15-20	1,385,000	167,931
Tullow Oil PLC (S)(Z)	6.000	11-01-20	1,750,000	1,610,000
Tullow Oil PLC (S)(Z)	6.250	04-15-22	500,000	457,500
Valero Energy Corp. (Z)	6.125	02-01-20	205,000	237,648
Williams Partners LP (Z)	4.875	03-15-24	1,015,000	1,040,477
Financials 27.1%				44,795,585
Banks 9.4%
Banco Bradesco SA (S)(Z)	5.750	03-01-22	500,000	527,800
Banco BTG Pactual SA (S)	5.750	09-28-22	960,000	876,000
Banco Regional S.A.E.C.A. (S)(Z)	8.125	01-24-19	400,000	430,000
Barclays Bank PLC (S)(Z)	10.179	06-12-21	195,000	263,210
CIT Group, Inc. (S)(Z)	5.500	02-15-19	800,000	834,504
CorpGroup Banking SA (S)(Z)	6.750	03-15-23	1,000,000	992,061
Credit Agricole SA (7.875% to 1-23-24, then 5 year U.S. Swap Rate + 4.898%) (Q)(S)(Z)	7.875	01-23-24	1,100,000	1,176,261
GTB Finance B.V. (S)(Z)	7.500	05-19-16	285,000	290,700
JPMorgan Chase & Co. (Z)	3.450	03-01-16	2,000,000	2,044,260
JPMorgan Chase & Co. (6.750% to 2-1-24, then 3 month LIBOR + 3.780%) (Q)	6.750	02-01-24	2,300,000	2,512,290
National City Bank of Indiana (Z)	4.250	07-01-18	2,000,000	2,145,014
Sberbank of Russia (S)(Z)	6.125	02-07-22	1,000,000	967,000
State Bank of India (S)(Z)	4.500	07-27-15	500,000	503,730
Wells Fargo & Company (5.900% to 6-15-24, then 3 month LIBOR + 3.110%) (Q)(Z)	5.900	06-15-24	1,860,000	1,948,350
Capital markets 3.8%
Morgan Stanley (Z)	3.800	04-29-16	1,000,000	1,029,227
Morgan Stanley (Z)	5.750	01-25-21	1,000,000	1,160,030
Morgan Stanley (5.450% to 7-15-19, then 3 month LIBOR + 3.610%) (Q)(Z)	5.450	07-15-19	505,000	508,788
Morgan Stanley (5.550% to 7-15-20, then 3 month LIBOR + 3.810%) (Q)	5.550	07-15-20	660,000	663,300
The Goldman Sachs Group, Inc. (Z)	5.250	07-27-21	990,000	1,120,676
The Goldman Sachs Group, Inc. (Z)	6.250	09-01-17	1,000,000	1,105,158
Walter Investment Management Corp. (Z)	7.875	12-15-21	875,000	783,125
Consumer finance 2.7%
American Express Company (4.900% to 3-15-20, then 3 month LIBOR + 3.285%) (Q)	4.900	03-15-20	1,895,000	1,871,313
Credit Acceptance Corp. (Z)	6.125	02-15-21	565,000	553,700

10SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Consumer finance (continued)
Enova International, Inc.	9.750	06-01-21	665,000	$651,700
Springleaf Finance Corp. (Z)	6.900	12-15-17	750,000	796,875
Springleaf Finance Corp.	8.250	10-01-23	500,000	570,000
Diversified financial services 4.6%
Citigroup, Inc. (5.875% to 3-27-20, then 3 month LIBOR + 4.059%) (Q)	5.875	03-27-20	545,000	548,406
Corporacion Andina de Fomento (Z)	3.750	01-15-16	690,000	707,250
Denali Borrower LLC (S)(Z)	5.625	10-15-20	1,075,000	1,148,906
GrupoSura Finance (S)(Z)	5.700	05-18-21	440,000	480,150
ING Groep NV (P)(Q)	6.000	04-16-20	1,660,000	1,660,000
ING Groep NV (P)(Q)	6.500	04-16-25	700,000	696,500
Leucadia National Corp. (Z)	5.500	10-18-23	1,000,000	1,025,853
Nationstar Mortgage LLC (Z)	7.875	10-01-20	505,000	520,150
Nielsen Finance LLC (S)(Z)	5.000	04-15-22	800,000	804,400
Insurance 2.5%
Aquarius + Investments PLC (6.375% to 9-1-19, then 5 Year U.S. Swap Rate + 5.210%)	6.375	09-01-24	1,000,000	1,068,207
CNA Financial Corp. (Z)	7.350	11-15-19	655,000	783,739
Lincoln National Corp. (7.000% to 5-17-16, then 3 month LIBOR + 2.358%) (Z)	7.000	05-17-66	370,000	354,275
MetLife, Inc. (Z)	6.817	08-15-18	1,000,000	1,166,161
Symetra Financial Corp. (8.300% to 10-15-17, then 3 month LIBOR + 4.177%) (S)(Z)	8.300	10-15-37	520,000	535,600
Willis North America, Inc. (Z)	7.000	09-29-19	215,000	250,812
Real estate investment trusts 3.3%
Algeco Scotsman Global Finance PLC (S)	10.750	10-15-19	920,000	735,425
Crown Castle Towers LLC (S)(Z)	4.883	08-15-40	750,000	821,212
DuPont Fabros Technology LP	5.875	09-15-21	835,000	865,269
Plum Creek Timberlands LP (Z)	5.875	11-15-15	345,000	353,885
Trust F/1401 (S)	5.250	12-15-24	2,475,000	2,623,500
Real estate management and development 0.2%
General Shopping Investments, Ltd. (12.000% to 3-20-17, then 5 Year USGG + 11.052%) (Q)(S)	12.000	03-20-17	500,000	402,750
Thrifts and mortgage finance 0.6%
Stearns Holdings, Inc. (S)	9.375	08-15-20	925,000	918,063
Health care 9.0%				14,981,888
Health care providers and services 4.9%
Community Health Systems, Inc. (Z)	5.125	08-01-21	200,000	207,500
Community Health Systems, Inc. (Z)	6.875	02-01-22	900,000	955,125
Covenant Surgical Partners, Inc. (S)(Z)	8.750	08-01-19	250,000	252,813

SEE NOTES TO FINANCIAL STATEMENTS11

	Rate (%)	Maturity date	Par value^	Value
Health care (continued)
Health care providers and services (continued)
DaVita HealthCare Partners, Inc.	5.000	05-01-25	1,085,000	$1,085,000
DaVita HealthCare Partners, Inc. (Z)	5.125	07-15-24	1,395,000	1,419,587
HCA, Inc. (Z)	5.250	04-15-25	1,300,000	1,408,875
HCA, Inc. (Z)	5.375	02-01-25	330,000	346,500
HCA, Inc. (Z)	7.500	02-15-22	130,000	152,100
Select Medical Corp. (Z)	6.375	06-01-21	1,255,000	1,245,588
Tenet Healthcare Corp. (Z)	6.000	10-01-20	1,005,000	1,072,838
Pharmaceuticals 4.1%
Endo Finance LLC (S)(Z)	6.000	02-01-25	490,000	501,638
Endo Finance LLC (S)(Z)	7.250	01-15-22	1,345,000	1,422,338
Grifols Worldwide Operations, Ltd. (S)(Z)	5.250	04-01-22	1,235,000	1,262,788
Mallinckrodt International Finance SA (S)	4.875	04-15-20	500,000	508,125
Mallinckrodt International Finance SA (S)	5.500	04-15-25	300,000	306,000
Mallinckrodt International Finance SA (S)(Z)	5.750	08-01-22	710,000	734,850
Valeant Pharmaceuticals International, Inc. (S)(Z)	5.500	03-01-23	250,000	252,500
Valeant Pharmaceuticals International, Inc. (S)(Z)	5.625	12-01-21	990,000	1,013,513
Valeant Pharmaceuticals International, Inc. (S)	6.125	04-15-25	806,000	834,210
Industrials 17.1%				28,378,893
Aerospace and defense 2.8%
Ducommun, Inc. (Z)	9.750	07-15-18	160,000	169,600
Huntington Ingalls Industries, Inc. (S)(Z)	5.000	12-15-21	740,000	764,975
LMI Aerospace, Inc. (S)(Z)	7.375	07-15-19	1,910,000	1,933,875
Textron Financial Corp. (6.000% to 2-15-17, then 3 month LIBOR + 1.735%) (S)	6.000	02-15-67	925,000	827,875
TransDigm, Inc.	6.500	07-15-24	1,000,000	1,014,850
Airlines 4.5%
AerCap Ireland Capital, Ltd. (S)(Z)	4.500	05-15-21	1,250,000	1,315,625
Air Canada (S)(Z)	8.750	04-01-20	1,445,000	1,605,756
Air Canada 2013-1 Class C Pass Through Trust (S)(Z)	6.625	05-15-18	1,000,000	1,061,900
American Airlines 2013-2 Class B Pass Through Trust (S)(Z)	5.600	01-15-22	432,194	453,242
Continental Airlines 1999-1 Class A Pass Through Trust (Z)	6.545	08-02-20	156,160	170,605
Continental Airlines 2000-2 Class B Pass Through Trust (Z)	8.307	10-02-19	51,849	56,905
Delta Air Lines 2007-1 Class A Pass Through Trust (Z)	6.821	02-10-24	562,765	663,331
TAM Capital 3, Inc. (S)(Z)	8.375	06-03-21	505,000	515,100
TAM Capital, Inc. (Z)	7.375	04-25-17	1,000,000	1,050,000
UAL 2009-1 Pass Through Trust (Z)	10.400	05-01-18	113,255	123,448

12SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^		Value
Industrials (continued)
Airlines (continued)
UAL 2009-2A Pass Through Trust (Z)	9.750	07-15-18		339,538	$372,642
Building products 1.0%
Associated Materials LLC (Z)	9.125	11-01-17		1,000,000	850,000
Masco Corp.	4.450	04-01-25		750,000	772,500
Commercial services and supplies 0.1%
Garda World Security Corp. (S)(Z)	7.250	11-15-21		220,000	218,900
Construction and engineering 0.6%
Evolution Escrow Issuer LLC (S)(Z)	7.500	03-15-22		925,000	936,563
Electrical equipment 0.5%
EnerSys (S)	5.000	04-30-23		910,000	921,375
Industrial conglomerates 1.7%
Odebrecht Finance, Ltd. (S)(Z)	8.250	04-25-18	BRL	2,250,000	575,018
Odebrecht Offshore Drilling Finance, Ltd. (S)	6.750	10-01-23		930,100	802,490
Tenedora Nemak SA de CV (S)	5.500	02-28-23		1,350,000	1,417,635
Machinery 0.8%
Trinity Industries, Inc. (Z)	4.550	10-01-24		1,295,000	1,278,329
Marine 1.2%
Global Ship Lease, Inc. (S)(Z)	10.000	04-01-19		350,000	367,500
Navios Maritime Holdings, Inc. (S)(Z)	7.375	01-15-22		870,000	800,400
Navios South American Logistics, Inc. (S)(Z)	7.250	05-01-22		805,000	780,850
Oil, gas and consumable fuels 0.6%
Teekay Offshore Partners LP	6.000	07-30-19		1,085,000	973,788
Road and rail 0.6%
The Hertz Corp. (Z)	6.250	10-15-22		1,000,000	1,035,000
Trading companies and distributors 2.3%
Ahern Rentals, Inc.	7.375	05-15-23		925,000	925,000
Aircastle, Ltd. (Z)	5.125	03-15-21		1,420,000	1,489,154
United Rentals North America, Inc. (Z)	4.625	07-15-23		350,000	354,375
United Rentals North America, Inc.	5.500	07-15-25		1,075,000	1,089,029
Transportation infrastructure 0.4%
CHC Helicopter SA (Z)	9.250	10-15-20		792,000	691,258
Information technology 4.0%					6,542,588
Electronic equipment, instruments and components 0.7%
Viasystems, Inc. (S)(Z)	7.875	05-01-19		1,000,000	1,052,500
Internet software and services 0.8%
Ancestry.com Holdings LLC, PIK (S)	9.625	10-15-18		220,000	225,500
IAC/InterActiveCorp (Z)	4.875	11-30-18		615,000	636,525
VeriSign, Inc. (S)	5.250	04-01-25		500,000	516,850
IT services 1.0%
Sixsigma Networks Mexico SA de CV (S)(Z)	8.250	11-07-21		1,500,000	1,582,500

SEE NOTES TO FINANCIAL STATEMENTS13

	Rate (%)	Maturity date	Par value^	Value
Information technology (continued)
Semiconductors and semiconductor equipment 0.9%
Micron Technology, Inc. (S)	5.250	01-15-24	500,000	$495,000
Micron Technology, Inc. (S)(Z)	5.500	02-01-25	1,000,000	995,000
Software 0.6%
First Data Corp.	11.750	08-15-21	650,000	745,875
Infor US, Inc. (S)	6.500	05-15-22	285,000	292,838
Materials 17.3%				28,623,038
Building materials 0.8%
Building Materials Corp. of America (S)(Z)	5.375	11-15-24	1,220,000	1,250,500
Chemicals 4.2%
Ashland, Inc. (Z)	6.875	05-15-43	1,000,000	1,080,000
Braskem Finance, Ltd. (Z)	6.450	02-03-24	1,295,000	1,302,705
Huntsman International LLC (S)(Z)	5.125	11-15-22	1,210,000	1,222,856
Platform Specialty Products Corp. (S)(Z)	6.500	02-01-22	1,210,000	1,264,450
Rentech Nitrogen Partners LP (S)	6.500	04-15-21	430,000	427,850
Rockwood Specialties Group, Inc. (Z)	4.625	10-15-20	1,525,000	1,587,906
Construction materials 2.6%
Cementos Progreso Trust (S)(Z)	7.125	11-06-23	1,195,000	1,290,600
Cemex Finance LLC (S)(Z)	6.000	04-01-24	700,000	717,920
Cemex SAB de CV (S)	6.125	05-05-25	625,000	641,375
Magnesita Finance, Ltd. (Q)(S)	8.625	04-15-17	1,000,000	810,000
Norbord, Inc. (S)	6.250	04-15-23	735,000	737,761
Vulcan Materials Company (Z)	7.500	06-15-21	120,000	142,500
Containers and packaging 1.1%
AEP Industries, Inc. (Z)	8.250	04-15-19	355,000	359,438
Ardagh Finance Holdings SA, PIK (S)	8.625	06-15-19	563,675	601,723
Graphic Packaging International, Inc.	4.875	11-15-22	650,000	672,750
Tekni-Plex, Inc. (S)(Z)	9.750	06-01-19	171,000	183,398
Metals and mining 7.4%
AngloGold Ashanti Holdings PLC (Z)	5.125	08-01-22	1,000,000	964,152
AngloGold Ashanti Holdings PLC (Z)	8.500	07-30-20	1,175,000	1,292,500
BlueScope Steel, Ltd. (S)(Z)	7.125	05-01-18	500,000	519,938
CSN Islands XI Corp. (S)(Z)	6.875	09-21-19	250,000	233,125
Evraz Group SA (S)(Z)	6.500	04-22-20	1,000,000	900,000
FMG Resources August 2006 Pty, Ltd. (S)(Z)	6.875	04-01-22	1,035,000	777,544
MMC Norilsk Nickel OJSC (S)(Z)	5.550	10-28-20	1,850,000	1,817,736
Rain CLL Carbon LLC (S)(Z)	8.000	12-01-18	945,000	878,850
Rio Oil Finance Trust Series 2014-1 (S)(Z)	6.250	07-06-24	1,250,000	1,239,841
Rio Tinto Finance USA, Ltd. (Z)	7.125	07-15-28	710,000	936,517
Severstal OAO (S)	4.450	03-19-18	1,000,000	949,140
Thompson Creek Metals Company, Inc. (Z)	7.375	06-01-18	945,000	817,425
Thompson Creek Metals Company, Inc.	12.500	05-01-19	1,000,000	960,000

14SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Materials (continued)
Paper and forest products 1.2%
Fibria Overseas Finance, Ltd.	5.250	05-12-24	755,000	$779,538
Sappi Papier Holding GmbH (S)(Z)	7.750	07-15-17	600,000	651,000
Tembec Industries, Inc. (S)(Z)	9.000	12-15-19	600,000	612,000
Telecommunication services 14.1%				23,287,712
Diversified telecommunication services 7.6%
Frontier Communications Corp. (Z)	7.125	03-15-19	530,000	577,700
GCI, Inc. (S)	6.875	04-15-25	655,000	671,375
GTP Acquisition Partners I LLC (S)(Z)	7.628	06-15-41	620,000	654,658
Inmarsat Finance PLC (S)(Z)	4.875	05-15-22	1,275,000	1,281,375
Intelsat Luxembourg SA	8.125	06-01-23	1,000,000	901,875
Level 3 Financing, Inc. (S)	5.625	02-01-23	880,000	902,000
T-Mobile USA, Inc. (Z)	6.125	01-15-22	250,000	257,813
T-Mobile USA, Inc. (Z)	6.250	04-01-21	800,000	836,000
T-Mobile USA, Inc. (Z)	6.375	03-01-25	700,000	718,893
T-Mobile USA, Inc. (Z)	6.625	04-01-23	245,000	254,359
T-Mobile USA, Inc. (Z)	6.731	04-28-22	805,000	848,269
T-Mobile USA, Inc. (Z)	6.836	04-28-23	855,000	904,163
Telecom Italia Capital SA	6.000	09-30-34	720,000	752,400
Telecom Italia Capital SA (Z)	7.175	06-18-19	550,000	632,500
Wind Acquisition Finance SA (S)	7.375	04-23-21	1,000,000	1,023,750
Windstream Corp. (Z)	7.500	06-01-22	1,375,000	1,309,688
Wireless telecommunication services 6.5%
Bharti Airtel International Netherlands BV (S)	5.125	03-11-23	600,000	649,820
Colombia Telecomunicaciones SA ESP (S)(Z)	5.375	09-27-22	1,000,000	1,019,700
Digicel, Ltd. (S)	6.000	04-15-21	1,405,000	1,370,578
SBA Communications Corp. (S)(Z)	4.875	07-15-22	1,135,000	1,122,231
SBA Tower Trust (S)(Z)	2.933	12-15-42	380,000	386,435
SBA Tower Trust (S)(Z)	5.101	04-15-42	580,000	603,255
Sprint Communications, Inc. (Z)	6.000	11-15-22	2,000,000	1,882,500
Sprint Corp. (Z)	7.250	09-15-21	700,000	702,625
Telefonica Celular del Paraguay SA (S)	6.750	12-13-22	1,000,000	1,043,750
VimpelCom Holdings BV (S)	7.504	03-01-22	2,000,000	1,980,000
Utilities 6.4%				10,548,338
Electric utilities 4.6%
Beaver Valley II Funding Corp. (Z)	9.000	06-01-17	60,000	64,800
BVPS II Funding Corp. (Z)	8.890	06-01-17	194,000	204,415
CE Generation LLC (Z)	7.416	12-15-18	307,300	305,764
Empresa Electrica Angamos SA (S)(Z)	4.875	05-25-29	1,250,000	1,264,063
FPL Energy National Wind LLC (S)(Z)	5.608	03-10-24	66,569	66,569
Israel Electric Corp., Ltd. (S)	5.000	11-12-24	2,000,000	2,122,500
Israel Electric Corp., Ltd. (S)(Z)	6.700	02-10-17	1,000,000	1,072,500

SEE NOTES TO FINANCIAL STATEMENTS15

	Rate (%)	Maturity date	Par value^	Value
Utilities (continued)
Electric utilities (continued)
NRG Yield Operating LLC (S)(Z)	5.375	08-15-24	660,000	$684,750
Perusahaan Listrik Negara PT (S)	5.500	11-22-21	1,500,000	1,627,500
PNPP II Funding Corp. (Z)	9.120	05-30-16	55,000	56,133
W3A Funding Corp. (Z)	8.090	01-02-17	184,495	184,564
Independent power and renewable electricity producers 1.0%
Dynegy, Inc. (S)	7.375	11-01-22	690,000	734,850
Dynegy, Inc. (S)	7.625	11-01-24	865,000	929,875
Multi-utilities 0.8%
Dominion Resources, Inc. (Z)	2.500	12-01-19	1,210,000	1,230,055
Convertible bonds 1.2% (0.8% of Total investments)				$2,044,547
(Cost $2,136,162)
Industrials 1.2%				2,044,547
Machinery 1.2%
Trinity Industries, Inc. (Z)	3.875	06-01-36	1,575,000	2,044,547
Term loans (M) 0.0% (0.0% of Total investments)				$0
(Cost $248,529)
Industrials 0.0%				0
Airlines 0.0%
Global Aviation Holdings, Inc. (H)		07-13-17	51,038	0
Global Aviation Holdings, Inc. (H)		02-13-18	514,063	0
Capital preferred securities (a) 1.6% (1.0% of Total investments)				$2,582,956
(Cost $2,472,695)
Financials 1.6%				2,582,956
Banks 0.7%
HSBC Finance Capital Trust IX (5.911% to 11-30-15, then 3 month LIBOR + 1.926%) (Z)	5.911	11-30-35	700,000	712,390
Mellon Capital IV (P)(Q)(Z)	4.000	06-01-15	400,000	342,000
Capital markets 0.9%
The Goldman Sachs Capital II (P)(Q)(Z)	4.000	06-01-15	983,000	764,283
The Goldman Sachs Capital III (P)(Q)(Z)	4.000	06-01-15	983,000	764,283
U.S. Government agency obligations 10.3% (6.8% of Total investments)				$17,068,261
(Cost $16,558,991)
U.S. Government Agency 10.3%				17,068,261
Federal Home Loan Mortgage Corp. 30 Yr Pass Thru (Z)	5.000	03-01-41	1,131,841	1,266,131
Federal National Mortgage Association
15 Yr Pass Thru (Z)	4.000	12-01-24	1,378,169	1,477,667
30 Yr Pass Thru (Z)	4.000	12-01-40	3,136,647	3,412,329
30 Yr Pass Thru (Z)	4.000	09-01-41	3,212,357	3,457,551

16SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru (Z)	4.000	10-01-41	1,671,664	$1,803,960
30 Yr Pass Thru (Z)	4.000	01-01-42	826,004	892,020
30 Yr Pass Thru (Z)	4.500	10-01-40	2,319,877	2,544,225
30 Yr Pass Thru (Z)	5.000	04-01-41	543,171	617,836
30 Yr Pass Thru (Z)	5.500	06-01-38	524,681	593,076
30 Yr Pass Thru (Z)	5.500	08-01-40	174,871	198,541
30 Yr Pass Thru (Z)	6.500	01-01-39	696,755	804,925
Foreign government obligations 0.9% (0.6% of Total investments)				$1,474,456
(Cost $1,446,950)
Mexico 0.8%				1,267,500
Government of Mexico (Z)	3.600	01-30-25	1,250,000	1,267,500
South Korea 0.1%				206,956
Korea Development Bank (Z)	4.375	08-10-15	205,000	206,956
Collateralized mortgage obligations 3.8% (2.5% of Total investments)				$6,302,263
(Cost $5,227,612)
Commercial and residential 2.4%				3,967,920
American Home Mortgage Assets Trust Series 2006-6, Class XP IO	2.046	12-25-46	4,439,181	414,118
Bear Stearns Adjustable Rate Mortgage Trust Series 2005-2, Class A1 (P)	2.680	03-25-35	334,976	338,308
Bear Stearns Asset Backed Securities Trust Series 2004-AC5, Class A1 (P)	5.750	10-25-34	285,715	291,534
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust Series 2004-4, Class 2AR1 (P)	0.451	06-25-34	422,501	399,679
Extended Stay America Trust Series 2013-ESFL, Class DFL (P) (S)	3.318	12-05-31	475,000	474,516
HarborView Mortgage Loan Trust
Series 2005-8, Class 1X IO	2.091	09-19-35	2,544,971	132,303
Series 2007-3, Class ES IO (S)	0.350	05-19-47	5,670,433	60,248
Series 2007-4, Class ES IO	0.350	07-19-47	5,927,671	59,277
Series 2007-6, Class ES IO (S)	0.340	08-19-37	4,645,257	49,356
Hilton USA Trust Series 2013-HLF, Class EFL (P) (S)	3.923	11-05-30	827,791	827,523
IndyMac Index Mortgage Loan Trust
Series 2005-AR18, Class 1X IO	2.125	10-25-36	7,484,721	663,773
Series 2005-AR18, Class 2X IO	1.798	10-25-36	6,487,274	257,285
U.S. Government Agency 1.4%				2,334,343
Federal Home Loan Mortgage Corp.
Series 290, Class IO	3.500	11-15-32	2,930,844	543,021
Series 3830, Class NI IO	4.500	01-15-36	2,227,352	182,915
Series K017, Class X1 IO	1.576	12-25-21	2,804,263	212,507

SEE NOTES TO FINANCIAL STATEMENTS17

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
Series K709, Class X1 IO	1.665	03-25-19	3,189,920	$164,437
Series K710, Class X1 IO	1.907	05-25-19	3,287,606	201,116
Federal National Mortgage Association
Series 2012-118, Class IB IO	3.500	11-25-42	1,225,031	265,057
Series 402, Class 3 IO	4.000	11-25-39	360,724	59,138
Series 402, Class 4 IO	4.000	10-25-39	557,597	91,854
Series 407, Class 15 IO	5.000	01-25-40	572,314	111,690
Series 407, Class 21 IO	5.000	01-25-39	264,107	51,287
Series 407, Class 7 IO	5.000	03-25-41	498,838	100,766
Series 407, Class 8 IO	5.000	03-25-41	131,790	25,960
Series 407, Class C6 IO	5.500	01-25-40	899,291	183,581
Government National Mortgage Association Series 2012-114, Class IO	0.974	01-16-53	1,780,750	141,014
Asset backed securities 0.4% (0.3% of Total investments)				$691,575
(Cost $668,425)
ContiMortgage Home Equity Loan Trust Series 1995-2, Class A5	8.100	08-15-25	25,264	24,159
Sonic Capital LLC Series 2011-1A, Class A2 (S)	5.438	05-20-41	397,062	421,473
Westgate Resorts LLC Series 2012-2A, Class B (S)	4.500	01-20-25	244,339	245,943
			Shares	Value
Common stocks 0.0% (0.0% of Total investments)				$0
(Cost $593,666)
Consumer discretionary 0.0%				0
Media 0.0%
Vertis Holdings, Inc. (I)			34,014	0
Industrials 0.0%				0
Airlines 0.0%
Global Aviation Holdings, Inc., Class A (I)			82,159	0
Preferred securities (b) 2.1% (1.4% of Total investments)				$3,532,679
(Cost $3,520,036)
Consumer staples 0.3%				598,888
Food products 0.3%
Tyson Foods, Inc., 4.750%			12,175	598,888
Financials 1.5%				2,458,582
Consumer finance 1.1%
Ally Financial, Inc., 7.000% (S)			1,794	1,827,862
Diversified financial services 0.4%
GMAC Capital Trust I (8.125% to 2-15-16, then 3 month LIBOR + 5.785%)			24,000	630,720

18SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Utilities 0.3%		$475,209
Electric utilities 0.3%
Exelon Corp., 6.500% (Z)	9,645	475,209
	Par value	Value
Short-term investments 0.8% (0.5% of Total investments)		$1,276,000
(Cost $1,276,000)
Repurchase agreement 0.8%		1,276,000
Repurchase Agreement with State Street Corp. dated 4-30-15 at 0.000% to be repurchased at $1,276,000 on 5-1-15, collateralized by $1,300,000 Federal National Mortgage Association, 1.670% due 2-10-20 (valued at $1,303,247, including interest)	1,276,000	1,276,000
Total investments (Cost $250,624,750)† 151.3%		$250,446,090
Other assets and liabilities, net (51.3%)		($84,874,876)
Total net assets 100.0%		$165,571,214

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Currency Abbreviations
BRL	Brazilian Real
Key to Security Abbreviations and Legend
IO	Interest Only Security — (Interest Tranche of Stripped Mortgage Pool). Rate shown is the effective yield at period end.
LIBOR	London Interbank Offered Rate
PIK	Payment-in-kind
USGG	U.S. Generic Government Yield Index
(a)	Includes hybrid securities with characteristics of both equity and debt that trade with, and pay, interest income.
(b)	Includes preferred stocks and hybrid securities with characteristics of both equity and debt that pay dividends on a periodic basis.
(H)	Non-income producing - Issuer is in default.
(I)	Non-income producing security.
(M)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(P)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(Q)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $109,121,774 or 65.9% of the fund's net assets as of 4-30-15.
(Z)	All or a portion of this security is segregated as collateral pursuant to the Credit Facility Agreement. Total collateral value at 4-30-15 was $173,018,887.
†	At 4-30-15, the aggregate cost of investment securities for federal income tax purposes was $251,391,740. Net unrealized depreciation aggregated $945,650, of which $7,569,249 related to appreciated investment securities and $8,514,899 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS19

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 4-30-15 (unaudited)

Assets
Investments, at value (Cost $250,624,750)	$250,446,090
Cash	144
Cash segregated at custodian for swap contracts	540,000
Receivable for investments sold	1,176,763
Dividends and interest receivable	3,708,242
Other receivables and prepaid expenses	254,688
Total assets	256,125,927
Liabilities
Credit facility agreement payable	86,900,000
Payable for investments purchased	2,902,628
Swap contracts, at value	515,143
Interest payable	63,784
Payable to affiliates
Trustees' fees	347
Investment management fees	72,385
Other liabilities and accrued expenses	100,426
Total liabilities	90,554,713
Net assets	$165,571,214
Net assets consist of
Paid-in capital	$178,170,475
Undistributed net investment income	972,482
Accumulated net realized gain (loss) on investments, foreign currency transactions and swap agreements	(12,877,917)
Net unrealized appreciation (depreciation) on investments, translation of assets and liabilities in foreign currencies and swap agreements	(693,826)
Net assets	$165,571,214

Net asset value per share
Based on 8,791,425 shares of beneficial interest outstanding — unlimited number of shares authorized with no par value	$18.83

20SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS  For the six months ended 4-30-15 (unaudited)

Investment income
Interest	$7,459,043
Dividends	165,481
Total investment income	7,624,524
Expenses
Investment management fees	665,807
Accounting and legal services fees	12,286
Transfer agent fees	28,589
Trustees' fees	14,310
Printing and postage	30,907
Professional fees	49,804
Custodian fees	11,893
Stock exchange listing fees	12,050
Interest expense	348,827
Other	20,264
Total expenses	1,194,737
Less expense reductions	(9,473)
Net expenses	1,185,264
Net investment income	6,439,260
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	(5,174,168)
Swap contracts	(226,273)
(5,400,441)
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	(640,421)
Swap contracts	50,020
(590,401)
Net realized and unrealized loss	(5,990,842)
Increase in net assets from operations	$448,418

SEE NOTES TO FINANCIAL STATEMENTS21

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 4-30-15	Year ended 10-31-14
	(unaudited)
Increase (decrease) in net assets
From operations
Net investment income	$6,439,260	$13,865,331
Net realized gain (loss)	(5,400,441)	4,176,014
Change in net unrealized appreciation (depreciation)	(590,401)	(5,434,171)
Increase in net assets resulting from operations	448,418	12,607,174
Distributions to shareholders
From net investment income	(6,823,905)	(14,364,537)
From fund share transactions
Issued in shelf offering	—	319,029
Issued pursuant to Dividend Reinvestment Plan	—	505,005
Total from fund share transactions	—	824,034
Total decrease	(6,375,487)	(933,329)
Net assets
Beginning of period	171,946,701	172,880,030
End of period	$165,571,214	$171,946,701
Undistributed net investment income	$972,482	$1,357,127
Share activity
Shares outstanding
Beginning of period	8,791,425	8,750,917
Issued in shelf offering	—	15,386
Issued pursuant to Dividend Reinvestment Plan	—	25,122
End of period	8,791,425	8,791,425

22SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CASH FLOWS For the six months ended 4-30-15 (unaudited)

Cash flows from operating activities
Net increase in net assets from operations	$448,418
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Long-term investments purchased	(92,096,227)
Long-term investments sold	90,738,425
Decrease in short-term investments	7,779,000
Net amortization of premium (discount)	773,852
Decrease in foreign currency	74,912
Decrease in dividends and interest receivable	162,536
Decrease in receivable for investments sold	4,681,927
Increase in cash segregated at custodian for swap contracts	(260,000)
Decrease in unrealized appreciation for forward foreign currency exchange contracts	4,970
Increase in other receivables and prepaid assets	(94,597)
Decrease in payable for investments purchased	(11,257,235)
Decrease in unrealized depreciation of swap contracts	(50,020)
Increase in payable to affiliates	70,078
Increase in interest payable	15,775
Decrease in other liabilities and accrued expenses	(17,461)
Net change in unrealized (appreciation) depreciation on investments	636,734
Net realized loss on investments	5,175,285
Net cash provided by operating activities	$6,786,372
Cash flows from financing activities
Cash distributions to common shareholders	(6,823,905)
Net cash used in financing activities	($6,823,905)
Net decrease in cash	($37,533)
Cash at beginning of period	37,677
Cash at end of period	$144
Supplemental disclosure of cash flow information
Cash paid for interest	$333,052

SEE NOTES TO FINANCIAL STATEMENTS23

Financial highlights

COMMON SHARES Period Ended	4-30-15[1]		10-31-14	10-31-13	10-31-12	10-31-11	10-31-10
Per share operating performance
Net asset value, beginning of period	$19.56		$19.76	$20.44	$19.19	$20.11	$18.03
Net investment income[2]	0.73		1.58	1.61	1.88	1.93	2.15
Net realized and unrealized gain (loss) on investments	(0.68)		(0.14)	(0.59)	1.30	(0.88)	2.00
Total from investment operations	0.05		1.44	1.02	3.18	1.05	4.15
Less distributions to common shareholders
From net investment income	(0.78)		(1.64)	(1.71)	(1.94)	(1.97)	(2.07)
Anti-dilutive impact of shelf offering	—		— [3]	0.01	0.01	—	—
Net asset value, end of period	$18.83		$19.56	$19.76	$20.44	$19.19	$20.11
Per share market value, end of period	$17.84		$19.06	$19.30	$22.24	$21.82	$21.13
Total return at net asset value (%)[4,5]	0.54	[6]	7.65	5.09	16.14	4.90	23.81
Total return at market value (%)[5]	(2.24	) [6]	7.40	(5.66)	11.13	13.52	32.29
Ratios and supplemental data
Net assets applicable to common shares, end of period (in millions)	$166		$172	$173	$176	$164	$171
Ratios (as a percentage of average net assets):
Expenses before reductions	1.46	[7]	1.38	1.41	1.57	1.62	1.93
Expenses including reductions[8]	1.45	[7]	1.37	1.41	1.57	1.62	1.93
Net investment income	7.89	[7]	7.94	8.00	9.65	9.63	11.33
Portfolio turnover (%)	37		71	61	56	45	71
Senior securities
Total debt outstanding end of period (in millions)	$87		$87	$86	$86	$88	$80
Asset coverage per $1,000 of debt[9]	$2,905		$2,979	$3,013	$3,054	$2,871	$3,136

1	Six months ended 4-30-15. Unaudited.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Total return based on net asset value reflects changes in the fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the fund's shares traded during the period.
6	Not annualized.
7	Annualized.
8	Expenses including reductions excluding interest expense were 1.02%, 1.05%, 1.07%, 1.07%,1.04% and 1.12% for the periods ended 4-31-15, 10-31-14, 10-31-13, 10-31-12, 10-31-11 and 10-31-10, respectively.
9	Asset coverage equals the total net assets plus borrowings divided by the borrowings of the fund outstanding at period end (Note 7). As debt outstanding changes, level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.

24SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Investors Trust (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).

In 2012 and 2015, the fund filed registration statements with the Securities and Exchange Commission, registering an additional 1,000,000 and 1,000,000 common shares, respectively, through equity shelf offering programs. Under these programs, the fund, subject to market conditions, may raise additional equity capital from time to time by offering new common shares at a price equal to or above the fund's net asset value per common share.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Swaps are valued using evaluated prices obtained from an independent pricing vendor. Foreign securities are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Securities that trade only in the over-the-counter (OTC) market are valued using bid prices. Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of April 30, 2015, by major security category or type:

	Total market value at 4-30-15	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Corporate bonds	$215,473,353	—	$215,473,353	—
Convertible bonds	2,044,547	—	2,044,547	—
Capital preferred securities	2,582,956	—	2,582,956	—
U.S. Government and Agency obligations	17,068,261	—	17,068,261	—
Foreign government obligations	1,474,456	—	1,474,456	—
Collateralized mortgage obligations	6,302,263	—	6,133,382	$168,881
Asset backed securities	691,575	—	691,575	—
Preferred securities	3,532,679	$1,704,817	1,827,862	—
Short-term investments	1,276,000	—	1,276,000	—
Total investments in securities	$250,446,090	$1,704,817	$248,572,392	$168,881
Other Financial Instruments
Interest Rate Swaps	($515,143)	—	($515,143)	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain if amounts are estimable. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Stripped securities. Stripped securities are financial instruments structured to separate principal and interest cash flows so that one class receives principal payments from the underlying assets (PO or principal only), while the other class receives the interest cash flows (IO or interest only). Both PO and IO investments represent an interest in the cash flows of an underlying stripped security. If the underlying assets experience greater than anticipated prepayments of principal, the fund may fail to fully recover its initial investment in an IO security. The market value of these securities can be extremely volatile in response to changes in interest rates or prepayments on the underlying securities. In addition, these securities present additional credit risk such that the fund may not receive all or part of its principal or interest payments because the borrower or issuer has defaulted on its obligation.

Overdrafts. Pursuant to the custodian agreement, the fund's custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of October 31, 2014, the fund had a capital loss carryforward of $6,936,994 available to offset future net realized capital gains. The following table details the capital loss carryforward available:

Capital loss carryforward expiring at October 31
2015	2016	2017	2019
$1,304,634	$912,660	$2,675,603	$2,044,097

As of October 31, 2014, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly and capital gain distributions, if any, annually.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. The final determination of tax characteristics of the fund's distribution will occur at the end of the fiscal year and will subsequently be reported to shareholders.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to derivative transactions and amortization and accretion on debt securities.

Statement of cash flows. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the fund's Statement of assets and liabilities and represents the cash on hand at the fund's custodian and does not include any short-term investments or cash segregated at the custodian for swap contracts.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objectives. Derivatives include a variety of different instruments that may be traded in the OTC market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts and certain swaps are typically traded through the OTC market and may be regulated by the Commodity Futures Trading Commission. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying Fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the six months ended April 30, 2015, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates. During the six months ended April 30, 2015, the fund held forward foreign currency contracts with U.S. dollar notional values ranging up to $679,100 as measured at each quarter end. There were no open forward foreign currency contracts at April 30, 2015.

Interest rate swaps. Interest rate swaps represent an agreement between the fund and counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals. Swap agreements are privately negotiated in the OTC market or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as unrealized appreciation/depreciation of swap contracts. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may amount to values that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. Market risks may also accompany the swap, including interest rate risk. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

During the six months ended April 30, 2015, the fund used interest rate swaps in anticipation of rising interest rates. The following table summarizes the interest rate swap contracts held as of April 30, 2015.

Counterparty	USD notional amount	Payments made by fund	Payments received by fund	Maturity date	Market value
Morgan Stanley Capital Services	$22,000,000	Fixed 1.442500%	3 Month LIBOR (a)	Aug 2016	($305,505)
Morgan Stanley Capital Services	22,000,000	Fixed 1.093750%	3 Month LIBOR (a)	May 2017	(209,638)
Total	$44,000,000				($515,143)

(a) At 4-30-15, the 3-month LIBOR rate was 0.27875%

No interest rate swap positions were entered into or closed during the six months ended April 30, 2015.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at April 30, 2015 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liabilities derivative fair value
Interest rate contracts	Swap contracts, at value	Interest rate swaps	—	(515,143)
Total			—	($515,143)

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended April 30, 2015:

Risk	Statement of operations location	Swap contracts	Investments and foreign currency transactions*	Total
Interest rate contracts	Net realized gain (loss)	($226,273)	—	($226,273)
Foreign currency contracts	Net realized gain (loss)	—	$4,970	4,970
Total		($226,273)	$4,970	($221,303)

* Realized gain/loss associated with forward foreign currency contracts is included in the caption on the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended April 30, 2015:

Risk	Statement of operations location	Swap contracts	Investments and transactions of assets and liabilities in foreign currencies*	Total
Interest rate contracts	Change in unrealized appreciation (depreciation)	$50,020	—	$50,020
Foreign currency contracts	Change in unrealized appreciation (depreciation)	—	($4,970)	($4,970)
Total		$50,020	($4,970)	$45,050

* Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in this caption on the Statements of operations.

Note 4 — Guarantees and indemnifications

Under the fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as distributor for the common shares offered through the equity shelf offering. The Advisor is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment advisory agreement with the Advisor under which the fund pays a daily management fee to the Advisor, on an annual basis, equal to the sum of (a) 0.650% of the first $150 million of the fund's average daily managed assets (net assets plus borrowings under the Credit Facility Agreement) (see Note 7); (b) 0.375% of the next $50 million of the fund's average daily managed assets; (c) 0.350% of the next $100 million of the fund's average daily managed assets; and (d) 0.300% of the fund's average daily managed assets in excess of $300 million. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended April 30, 2015, this waiver amounted to 0.01% of the fund's average net assets on an annualized basis. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The expense reductions described above amounted to $9,473 for the six months ended April 30, 2015.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended April 30, 2015 were equivalent to a net annual effective rate of 0.53% of the fund's average daily managed assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred for the six months ended April 30, 2015 amounted to an annual rate of 0.01% of the fund's average daily managed assets.

Distributor. The fund will compensate the Distributor with respect to sales of the common shares offered through the equity shelf offering at a commission rate of 1% of the gross proceeds of the sale of common shares, a portion of which is allocated to the selling dealers. During the six months ended April 30, 2015, compensation to the Distributor amounted to $0. The Distributor has an agreement with a sub-placement agent in the sale of common shares. The fund is not responsible for payment of commissions to the sub-placement agent.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. Each independent Trustee receives from the fund and the other John Hancock closed-end funds an annual retainer. In addition, Trustee out-of-pocket expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Leverage risk

The fund utilizes a Credit Facility Agreement (CFA) to increase its assets available for investment. When the fund leverages its assets, common shareholders bear the fees associated with the CFA and have the potential to benefit or be disadvantaged from the use of leverage. The Advisor's fee is also increased in dollar terms from the use of leverage. Consequently, the fund and the Advisor may have differing interests in determining whether to leverage the fund's assets. Leverage creates risks that may adversely affect the return for the holders of common shares, including:

•	the likelihood of greater volatility of net asset value and market price of common shares;
•	fluctuations in the interest rate paid for the use of the credit facility;
•	increased operating costs, which may reduce the fund's total return;
•	the potential for a decline in the value of an investment acquired through leverage, while the fund's obligations under such leverage remains fixed; and
•	the fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the fund's return will be greater than if leverage had not been used, conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived.

In addition to the risks created by the fund's use of leverage, the fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the CFA is terminated. Were this to happen, the fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the fund's ability to generate income from the use of leverage would be adversely affected.

Note 7 — Credit Facility Agreement

The fund has entered into a CFA with Credit Suisse Securities (USA) LLC (CSSU), pursuant to which the fund borrows money to increase its assets available for investment. In accordance with the 1940 Act, the fund's borrowings under the CFA will not exceed 33 1/3% of the fund's managed assets (net assets plus borrowings) at the time of any borrowing.

The fund pledges a portion of its assets as collateral to secure borrowings under the CFA. Such pledged assets are held in a special custody account with the fund's custodian. The amount of assets required to be pledged by the fund is determined in accordance with the CFA. The fund retains the benefits of ownership of assets pledged to secure borrowings under the CFA. Interest charged is at the rate of one month LIBOR (London Interbank Offered Rate) plus 0.70% and is payable monthly. Prior to January 1, 2015, the interest rate charged under the CFA was three month LIBOR plus 0.41% (paid monthly). As of April 30, 2015, the fund had borrowings of $86,900,000, at an interest rate of 0.88%, which is reflected in the Credit facility agreement payable on the Statement of assets and liabilities. During the six months ended April 30, 2015, the average borrowings under the CFA and the effective average interest rate were $86,900,000 and 0.81%, respectively.

The fund may terminate the CFA with CSSU at any time. If certain asset coverage and collateral requirements or other covenants are not met, the CFA could be deemed in default and result in termination. Absent a default or facility termination event, CSSU generally is required to provide the fund with 270 calendar days' notice prior to terminating or amending the CFA.

Note 8 — Fund share transactions

Transactions in common shares for the six months ended April 30, 2015 and the year ended October 31, 2014 are presented on the Statement of changes in net assets. Proceeds received in connection with the shelf offering are net of commissions and offering costs. Total offering costs of $266,941 have been prepaid by the fund. These costs are deducted from proceeds as shares are issued. To date, $21,863 has been deducted from proceeds of shares issued and the remaining $245,078 is included in Other receivables and prepaid expenses on the Statement of assets and liabilities.

Note 9 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments and U.S. Treasury obligations, amounted to $90,853,877 and $83,559,234, respectively, for the six months ended April 30, 2015. Purchases and sales of U.S. Treasury obligations aggregated $1,242,350 and $7,179,191, respectively, for the six months ended April 30, 2015.

ADDITIONAL INFORMATION

Unaudited

Investment objective and policy

The fund is a diversified, closed-end, management investment company, common shares of which were initially offered to the public in January 1971. The fund's primary investment objective is to generate income for distribution to its shareholders, with capital appreciation as a secondary objective. The preponderance of the fund's assets are invested in a diversified portfolio of debt securities issued by U.S. and non-U.S. corporations and governments, some of which may carry equity features. Up to 50% of the value of the fund's assets may be invested in restricted securities acquired through private placements. The fund may also invest in repurchase agreements. The fund utilizes a credit facility agreement to increase its assets available for investments.

Effective March 20, 2013, the Board of Trustees approved a revision to the fund's investment policy regarding the amount of the fund's securities that is rated investment grade to provide that the fund will invest at least 30% of its net assets (plus borrowings for investment purposes) in debt securities that are rated, at the time of acquisition, investment grade (i.e., at least "Baa" by Moody's Investors Service, Inc. (Moody's) or "BBB" by Standard & Poor's Ratings Services (S&P)), or in unrated securities determined by the fund's investment advisor or subadvisor to be of comparable credit quality, securities issued or guaranteed by the U.S. government, or its agencies and instrumentalities and cash and cash equivalents. Under the prior investment policy, the fund was required to invest at least 30% of its total assets in such securities. The new investment policy also provides that the fund may invest up to 70% of its net assets (plus borrowings for investment purposes) in debt securities that are rated, at the time of acquisition, below investment grade (junk bonds) (i.e., rated "Ba" or lower by Moody's or "BB" or lower by S&P), or in unrated securities determined by the fund's advisor or subadvisor to be of comparable quality.

Dividends and distributions

During the six months ended April 30, 2015, distributions from net investment income totaling $0.7762 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:

Payment date	Income distributions
December 31, 2014	$0.4097
March 31, 2015	$0.3665
Total	$0.7762

Shareholder meeting

The fund held its Annual Meeting of Shareholders on January 26, 2015. The following proposal was considered by the shareholders:

Proposal: Election of twelve (12) Trustees to serve for a three-year term ending at the 2018 Annual Meeting of Shareholders. Each Trustee was re-elected by the fund's shareholders and the votes cast with respect to each Trustee are set forth below.

	Total votes for the nominee	Total votes withheld from the nominee
Independent Trustees
Charles L. Bardelis	6,291,924.251	217,889.178
Peter S. Burgess	6,289,885.082	219,928.347
William H. Cunningham	6,274,887.055	234,926.374
Grace K. Fey	6,276,472.215	223,341.214
Theron S. Hoffman	6,286,547.055	223,266.374
Deborah C. Jackson	6,257,275.215	252,538.214
Hassell H. McClennan	6,293,677.224	216,136.205
James M. Oates	6,274,936.055	234,877.374
Steven R. Pruchansky	6,277,784.885	232,028.544
Gregory A. Russo	6,294,763.055	215,050.374
Non-Independent Trustee
Craig Bromley	6,290,451.224	219,362.205
Warren A. Thomson	6,279,621.224	230,192.205

Mr. James R. Boyle was not up for election; the Board appointed Mr. Boyle to serve as a Non-Independent Trustee on March 10, 2015.

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†#
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Computershare Shareowner Services, LLC

Legal counsel

K&L Gates LLP

Stock symbol

Listed New York Stock Exchange: JHI

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 3-10-15

You can also contact us:
800-852-0218 jhinvestments.com	Regular mail: Computershare P.O. Box 30170 College Station, TX 77842-3170

The fund's proxy voting policies and procedures, as well as the fund's proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.

The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity-Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

New Opportunities

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Opportunities

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

INCOME FUNDS (continued)

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Equity

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios (2010-2055)

Retirement Living Portfolios (2010-2055)

Retirement Living II Portfolios (2010-2055)

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investments at 800-852-0218, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

John Hancock Investments

A trusted brand

John Hancock has helped individuals and institutions build and protect wealth since 1862. Today, we are one of America's strongest and most-recognized brands.

A better way to invest

As a manager of managers, we search the world to find proven portfolio teams with specialized expertise for every fund we offer, then apply vigorous investment oversight to ensure they continue to meet our uncompromising standards.

Results for investors

Our unique approach to asset management has led to a diverse set of investments deeply rooted in investor needs, along with strong risk-adjusted returns across asset classes.

John Hancock Advisers, LLC 601 Congress Street ■ Boston, MA 02210-2805 800-843-0090 ■ jhinvestments.com
MF230737	P5SA 4/15 6/15

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter.”

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter.”

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Investors Trust

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	June 23, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	June 23, 2015

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date:	June 23, 2015